UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

ENERGY EXPLORATION TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	000-24027	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1400, 505 3rd Street, S.W., Calgary, Alberta, Canada T2P 3E6
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 264–7020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Contract

The Company entered into an agreement on June 23, 2006 to conduct an SFD Survey for a Canadian intermediate oil and gas producer.  The contract is described in the press release dated June 28, 2006 which is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits

99.1 Press release dated June 28, 2006

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY EXPLORATION TECHNOLOGIES INC.
(Registrant)

Date: June 29, 2006

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By:  /s/ George Liszicasz

Name: George Liszicasz

Title:  Chief Executive Officer

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